SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  March 28, 2003
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(Date of earliest event reported)


                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)



      North Carolina                333-83930                 56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



             301 South College Street, Charlotte, North Carolina   28288-0166
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                 (Address of principal executive offices)           (Zip Code)




      Registrant's telephone number, including area code: (704) 374-6161
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ITEM 5.  OTHER EVENTS.
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     Attached are certain collateral term sheets (the "Term Sheets") furnished to the Registrant on behalf of the underwriters by Wachovia Securities, Inc. (and when joined by ABN AMRO Incorporated and Nomura Securities International, Inc., the "Underwriters"), in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2003-C4 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-83930) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

     The Term Sheets were prepared by the Underwriters; the Registrant did not prepare or participate in the preparation of the Term Sheets.

     Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(c)  Exhibits

Exhibit  99  Term Sheets.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By: /s/  William J. Cohane
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                                       Name:   William J. Cohane
                                       Title:  Vice President

Date:  March 28, 2003

                                  Exhibit Index

Item  601(a)  of
Regulation  S-K

Exhibit No.      Description                             Page
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99               Term Sheets